UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2014

Natus Medical Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-33001	77-0154833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Industrial Road San Carlos, CA	94070
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   650-802-0400

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 23, 2014, Natus Medical Incorporated (the "Company") is issuing a press release and holding a conference call regarding its financial results for the second quarter ended June 30, 2014 and other financial information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated July 23, 2014 describing the Company's results for its second quarter ended June 30, 2014 and other financial information.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natus Medical Incorporated (Registrant)
July 23, 2014 (Date)	/s/ JONATHAN A. KENNEDY Jonathan A. Kennedy Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 23, 2014 describing the Company's results for its second quarter ended June 30, 2014 and other financial information.